GUARDIAN CAPITAL DIVIDEND GROWTH FUND

SUPPLEMENT DATED MARCH 24, 2026

TO EACH OF THE

PROSPECTUS AnD STATEMENT OF ADDITIONAL INFORMATION OF THE FUND

EACH DATED FEBRUARY 11, 2026, AS SUPPLEMENTED FROM TIME TO TIME

This Supplement provides new and additional information and supersedes any information to the contrary in each of the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) for Guardian Capital Dividend Growth Fund (the “Fund”) dated February 11, 2026, as may be supplemented from time to time.

Sterling Capital Management LLC (“Sterling Capital”) serves as the investment adviser to the Fund. This Supplement provides certain updated information relating to the acquisition of Sterling Capital’s parent company, Guardian Capital Group Limited (“Guardian”).

As previously disclosed in the Fund’s Prospectus and SAI, on August 28, 2025, Guardian announced that it had entered into a definitive agreement with Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), to be taken private pursuant to an arrangement whereby DGAM will purchase all of the issued and outstanding shares of Guardian, other than certain Guardian shares held by specific shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for a combination of cash and shares in the capital of DGAM (the “Transaction”). The closing of the Transaction (the “Closing”) occurred on March 23, 2026.

Sterling Capital is now an indirect, wholly-owned subsidiary of Desjardins. It is anticipated that Sterling Capital will continue to operate as a standalone entity. To provide continuity and stability, Sterling Capital’s team of management and senior professionals will continue servicing Sterling Capital’s clients, including the Fund.

Pursuant to the requirements of the Investment Company Act of 1940 (“1940 Act”) and the terms of the prior investment advisory agreement between Sterling Capital and the Sterling Capital Funds, on behalf of the Fund (the “Prior Agreement”), and the prior sub-advisory agreement between Sterling Capital and Guardian Capital LP (“Guardian Capital”) with respect to the Fund (the “Prior Sub-Advisory Agreement”), the Transaction resulted in the automatic termination of the Prior Agreement and Prior Sub-Advisory Agreement. In anticipation of the termination of the Prior Agreement and Prior Sub-Advisory Agreement, the Board of Trustees of the Trust approved a new investment advisory agreement containing substantially similar terms as the current investment advisory agreement with Sterling Capital, including identical advisory fees (the “New Agreement”), and a new sub-advisory agreement between Sterling Capital and Guardian Capital containing substantially similar terms as the current sub-advisory agreement, including identical sub-advisory fees (the “New Sub-Advisory Agreement”), and each Fund’s initial shareholder approved the New Agreement and New Sub-Advisory Agreement.

Prospectus and SAI Disclosure Updates:

In the section titled “The Investment Adviser” on page 26 of the Prospectus and page 53 of the SAI, the first three paragraphs are hereby deleted and replaced in their entirety with the following:

Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) is the investment adviser for the Funds. Sterling Capital, located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and an indirect, wholly-owned subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”). Desjardins is the largest financial cooperative in Canada and the eighth largest in the world, with assets of C$510.2 billion as of December 31, 2025. Sterling Capital manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of September 30, 2025, Sterling Capital has more than $69 billion in assets under management.

In the section titled “Sub-Adviser (Multi-Strategy Income ETF and Hedged Equity Premium Income ETF)” on page 27 of the Prospectus and page 53 of the SAI, the first paragraph is hereby deleted and replaced in its entirety with the following:

Guardian Capital LP (the “Sub-Adviser”) is located at 199 Bay Street, Commerce Court West, Suite 2700, Toronto, Ontario, Canada M5L 1E8, and serves as the sub-adviser for the Fund. The Sub-Adviser is a subsidiary of Guardian Capital Group Limited and an indirect, wholly-owned subsidiary of Desjardins. The Sub-Adviser is an affiliated person of Sterling Capital. The Sub-Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Adviser and the Board. As of September 30, 2025, the Sub-Adviser had approximately $19.0 million CAD ($13.7 million in USD) in assets under management. As compensation for its services, the Adviser pays to the Sub-Adviser an annual fee, paid monthly, for its services, subject to any applicable reduction as described further in the Sub-Advisory Agreement and the SAI.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.